                                                              CONFORMED COPY
                                                              --------------

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1999


                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                    0-23108                     Not Applicable
--------                                    -------                     --------------
(State of                                   (Commission                 (IRS Employer
organization)                               File Number)                Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7184

                                 Not Applicable
                 ---------------------------------------------
                 (Former address, if changed since last report)


                                 Page 1 of 165
                         Index to Exhibits is on page 8

Item 5.  Other Events

A) Series 1993-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B) Series 1994-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C) Series 1994-3:
On October 15, 1999 the Registrant made available the Monthly Certificateholders' Statement for September 1999 with respect to Series 1994-3, which is attached as Exhibit 20(c) hereto. October 15, 1999 is also the date on which holders of Class A Certificates and Class B Certificates received final payment of principal and interest. Accordingly, Series 1994-3 terminated after the final payment on October 15, 1999 and no further Monthly Certificateholders' Statements will be forwarded to Investor Certificateholders of this series.

D) Series 1994-A:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1994-A, which is attached as Exhibit 20(d) hereto.

E) Series 1995-1:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1995-1, which is attached as Exhibit 20(e) hereto.

F) Series 1995-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1995-2, which is attached as Exhibit 20(f) hereto.

G) Series 1995-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1995-3, which is attached as Exhibit 20(g) hereto.

H) Series 1996-1:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1996-1, which is attached as Exhibit 20(h) hereto.

I) Series 1996-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1996-2, which is attached as Exhibit 20(i) hereto.

J) Series 1996-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1996-3, which is attached as Exhibit 20(j) hereto.

K) Series 1996-4:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1996-4, which is attached as Exhibit 20(k) hereto.

L) Series 1997-1:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1997-1, which is attached as Exhibit 20(l) hereto.

M) Series 1997-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1997-2, which is attached as Exhibit 20(m) hereto.

N) Series 1997-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1997-3, which is attached as Exhibit 20(n) hereto.

O) Series 1997-4:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1997-4, which is attached as Exhibit 20(o) hereto.

P) Series 1998-1:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-1, which is attached as Exhibit 20(p) hereto.

Q) Series 1998-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-2, which is attached as Exhibit 20(q) hereto.

R) Series 1998-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-3, which is attached as Exhibit 20(r) hereto.

S) Series 1998-4:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-4, which is attached as Exhibit 20(s) hereto.

T) Series 1998-6:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-6, which is attached as Exhibit 20(t) hereto.

U) Series 1998-7:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1998-7, which is attached as Exhibit 20(u) hereto.

V) Series 1999-1:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1999-1, which is attached as Exhibit 20(v) hereto.

W) Series 1999-2:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1999-2, which is attached as Exhibit 20(w) hereto.

X) Series 1999-3:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1999-3, which is attached as Exhibit 20(x) hereto.

Y) Series 1999-4:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1999-4, which is attached as Exhibit 20(y) hereto.

Z) Series 1999-5:
On October 15, 1999 the Registrant made available the Monthly
Certificateholders' Statement for September 1999 with respect to Series 1999-5, which is attached as Exhibit 20(z) hereto.

Item 7. Financial Statements and Exhibits
c)  Exhibits

Exhibit No.           Description
-----------           -----------
20(a)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1993-3.

20(b)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1994-3 that accompanied the final distribution of principal and interest on October 15, 1999.

20(d)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1994-A.

20(e)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1995-1.

20(f)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1995-2.

20(g)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1995-3.

20(h)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1996-1.

20(i)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1996-2.

20(j)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1996-3.

20(k)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1996-4.

20(l)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1997-1.

20(m)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1997-2.

20(n)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1997-3.

                                       5

20(o)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1997-4.

20(p)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-1.

20(q)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-2.

20(r)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-3.

20(s)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-4.

20(t)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-6.

20(u)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1998-7.

20(v)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1999-1.

20(w)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1999-2.

20(x)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1999-3.

20(y)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1999-4.

20(z)                 Monthly Certificateholders' Statement, related to the month ending
                      September 30, 1999, for Series 1999-5.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)


                           By:  GREENWOOD TRUST COMPANY
                                as originator of the Trust

                           By:  John J. Coane
                                ----------------------------------
                                John J. Coane
                                Vice President, Chief Accounting
                                Officer and Treasurer


Date:  October 15, 1999

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the
                           month ending September 30, 1999, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1994-3.

20(d) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1994-A.

20(e) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1995-1.

20(f) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1995-2.

20(g) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1995-3.

20(h) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1996-1.

20(i) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1996-2.

20(j) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1996-3.

20(k) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1996-4.

20(l) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1997-1.

20(m) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1997-2.

20(n) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1997-3.

20(o) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1997-4.

20(p) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-1.

20(q) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-2.

20(r) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-3.

20(s) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-4.

20(t) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-6.

20(u) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1998-7.

20(v) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1999-1.

20(w) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1999-2.

20(x) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1999-3.

20(y) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1999-4.

20(z) Monthly Certificateholders' Statement, related to the month ending September 30, 1999, for Series 1999-5.